================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 2007


                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

             0-26321                                     98-0204105
     (Commission File Number)                (I.R.S. Employer Identification No.

   8 Inverness Drive East, Suite 100
           Englewood, Colorado                                    80112
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

================================================================================



Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year


Effective June 26, 2007, the Board of Directors of Gasco Energy, Inc. (the "Company") amended and restated the Bylaws of the Company. The purpose of the amendments were to (i) allow for the use of uncertificated shares, as will be required by the American Stock Exchange by the end of the calendar year, and
(ii) to remove the concept of cumulative voting from the Bylaws, as cumulative voting is prohibited by the Articles of Incorporation of the Company. A copy of the Amended and Restated Bylaws can be found attached hereto as Exhibit 3.1.

Item 9.01     Financial Statements and Exhibits.

          (d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

               3.1 Amended and Restated Bylaws of Gasco Energy, Inc., dated June 26, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GASCO ENERGY, INC.


                                          By: /s/ W. King Grant
                                              ----------------------
                                              Name:  W. King Grant
                                              Title: Chief Executive Officer


                                              Date:  June 26, 2007

                                  EXHIBIT INDEX

3.1 Amended and Restated Bylaws of Gasco Energy, Inc., dated June 26, 2007.